UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): September 28, 2022

Code Chain New Continent Limited

(Exact name of Company as specified in charter)

Nevada	001-37513	47-3709051
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)
No 119 South Zhaojuesi Road 2nd Floor, Room 1 Chenghua District, Chengdu, Sichuan, China 610047

(Address of Principal Executive Offices) (Zip code)

+86-028-84112941

(Company’s Telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4© under the Exchange Act (17 CFR 240.13(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001	CCNC	Nasdaq Capital Market

Item 1.02 Termination of a Material Definitive Agreement.

As previously disclosed in the current reports on Form 8-K of Code Chain New Continent Limited (the “Company”) filed on January 3, 2020 and January 11, 2021, Tongrong Technology (Jiangsu) Co., Ltd., a then indirect subsidiary of the Company (“Tongrong WFOE”), Sichuan Wuge Network Games Co., Ltd. (“Wuge”), and shareholders of Wuge (the “Wuge Shareholders”) entered into a share purchase agreement, pursuant to which the Company issued a total of 4,000,000 shares of common stock of the Company (the “Shares”) to the Wuge Shareholders in exchange for Tongrong WFOE, Wuge and the Wuge Shareholders entering into certain Technical Consultation and Services Agreement., Equity Pledge Agreement, Equity Option Agreement, Voting Rights Proxy and Financial Support Agreement, which was assigned by Tongrong WFOE to Makesi IoT Technology (Shanghai) Co., Ltd., an indirect subsidiary of the Company (“Makesi WFOE”) in January 2021 (such agreements, as assigned, the “VIE Agreements”) . The VIE Agreements established a “Variable Interest Entity” (VIE) structure, and pursuant to which the Company treated Wuge as a consolidated affiliated entity and consolidated the financial results and balance sheet of Wuge in the Company’s consolidated financial statements under U.S. GAAP.

On September 28, 2022, Makesi WFOE entered into a termination agreement (the “Termination Agreement”) with Wuge and the Wuge Shareholders to terminate the VIE Agreements and to cancel the Shares, based on the average closing price of $0.237 per share of the Company during the 30 trading days immediately prior to the date of the Termination Agreement. As a result of such termination, the Company will no longer treat Wuge as a consolidated affiliated entity or consolidate the financial results and balance sheet of Wuge in the Company’s consolidated financial statements under U.S. GAAP.

The foregoing description of the Termination Agreement does not purport to be complete and is qualified in its entirety by reference to the complete text of the voting rights proxy and financial support agreement, which is filed as Exhibit 10.1.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1	Termination Agreement, dated September 28, 2022
99.1	Unaudited pro forma condensed consolidated financial statements of the Company
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CODE CHAIN NEW CONTINENT LIMITED

Date: September 30, 2022	By:	/s/ Wei Xu
	Name:	Wei Xu
	Title:	Chief Executive Officer, President and Chairman of the Board

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